Share Capital	12 Months Ended
Jan. 31, 2026
Share Capital
Share Capital

Note 15 – Share Capital

On July 15, 2024, we filed a final short-form base shelf prospectus (the “2024 Base Shelf Prospectus”), allowing us to offer and issue an unlimited quantity of the following securities during the 25-month period following thereafter: (i) common shares; (ii) preferred shares; (iii) senior or subordinated unsecured debt securities; (iv) subscription receipts; (v) warrants; and (vi) securities comprised of more than one of the aforementioned common shares, preferred shares, debt securities, subscription receipts and/ or warrants offered together as a unit. These securities may be offered separately or together, in separate series, in amounts, at prices and on terms to be set forth in one or more shelf prospectus supplements. No securities have yet been sold pursuant to the 2024 Base Shelf Prospectus.

On December 3, 2025, Descartes announced a normal course issuer bid (“NCIB”), commencing December 11, 2025, to purchase up to approximately 8.6 million common shares in the open market for cancellation. Under the NCIB, Descartes is permitted to repurchase for cancellation, at its discretion on or before December 10, 2026, up to 10% of the “public float” (calculated in accordance with the rules of the TSX) of Descartes’ issued and outstanding common shares. Any purchases under the NCIB will be subject to the terms and limitations applicable to such NCIB and will be made through the facilities of the TSX, Nasdaq, other designated exchanges and/or alternative Canadian trading systems, or by such other means as may be permitted by the Ontario Securities Commission or other applicable Canadian Securities Administrators. As of January 31, 2026, we have repurchased and cancelled 10,500 of our common shares under the NCIB for an aggregate cost of $0.9 million (CAD 1.2 million), including costs associated with the offer. A weighted-average original cost method was used to determine the $0.1 million of equity attributable to retired shares. The excess repurchase cost of $0.8 million was recorded as a reduction to retained earnings.

The following table sets forth the common shares outstanding (number of shares in thousands):

	January 31,	January 31,	January 31,
(thousands of shares)	2026	2025	2024
Balance, beginning of year	85,606	85,183	84,820
Shares issued:
Stock options and share units exercised	427	423	363
Repurchased shares	(11)	—	—
Balance, end of year	86,022	85,606	85,183

Cash flows provided from stock options and share units exercised during 2026, 2025 and 2024 were approximately $14.1 million, $12.4 million and $9.3 million, respectively.

For the years ended January 31, 2026, 2025 and 2024, the Company withheld 66,922, 73,588 and 63,330 common shares, respectively, to satisfy employee tax withholding requirements for net share settlements of PSUs and RSUs. Total payments to satisfy employee tax withholding requirements for net share settlements of PSUs and RSUs were $6.5 million, $6.7 million and $4.9 million during 2026, 2025 and 2024, respectively, and are reflected as a financing activity in the consolidated statements of cash flows.